SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   April 2, 1998



              MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)



     HAWAII                    0-6510             99-0107542
(State  or other                 (Commission     (I.R.S. Employer
jurisdiction of incorporation    File  Number)           No.)
Identification or organization)




120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii     96733-6687
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:(808) 877-3351



                              NONE
  Former Name or Former Address, if Changed Since Last Report


Item 5.   OTHER INFORMATION


NEWS RELEASE

For Release:   IMMEDIATELY                   CONTACT:
       April 2, 1998                         ADELE H. SUMIDA
                                             808/877-3895 or
                                             PAUL J. MEYER
                                             808/877-3871
                                             808/871-0953 FAX


Maui Land & Pineapple Company, Inc. Announces 4 for 1 Stock Split


     Maui Land & Pineapple Company, Inc. announced today that its Board of Directors has approved a four for one stock split of the Company's common stock. Three additional shares of Common Stock without par value will be issued for each share held by shareholders of record on April 9, 1998. Certificates representing the additional shares will be distributed by mailing on April 30, 1998, without surrender of the existing certificates.




                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              MAUI LAND & PINEAPPLE COMPANY, INC.



   APRIL 2, 1998              /S/ PAUL J. MEYER
   Date                       Paul J. Meyer
                              Executive Vice President/Finance
                              (Principal Financial Officer)